SCHEDULE 14C INFORMATION

                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

|X|   Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

|_|   Definitive Information Statement

                           ZEN POTTERY EQUIPMENT, INC.

                  (Name of Registrant As Specified In Charter)

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

2)    Form, Schedule or Registration Statement No.:

3)    Filing Party:

4)    Date Filed:

                           ZEN POTTERY EQUIPMENT, INC.

                     1185 Avenue of the Americas, 20th Floor

                            New York, New York 10036

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO ALL SHAREHOLDERS OF ZEN POTTERY EQUIPMENT, INC. :

      A special meeting of shareholders of Zen Pottery Equipment, Inc., a Colorado corporation, will be held at the offices of Zen Pottery, 1185 Avenue of the Americas, 20th Floor, New York, New York 10036, on March __, 2005, at 9:30 a.m., local time. The purpose of the special meeting is to consider and take action on the proposals summarized below:

            1. To change our corporate name to Xethanol Corporation from Zen Pottery Equipment, Inc.;

            2. To reincorporate Zen Pottery in Delaware though a merger of Zen Pottery with and into a newly-formed Delaware subsidiary, to be known as "Xethanol Corporation," which will result in:

            o a change of domicile of Zen Pottery to the state of Delaware from the state of Colorado, which means that the surviving corporation will be governed by the laws of the state of Delaware;

            o the change of our corporate name to Xethanol Corporation from Zen Pottery Equipment, Inc.;

            o your right to receive one share of common stock of Xethanol for each share of common stock of Zen Pottery owned by you as of the effective date of the reincorporation;

            o the persons serving presently as executive officers and directors of Zen Pottery to serve in their same respective positions in Xethanol after the reincorporation;

            o     Xethanol's   Certificate   of   Incorporation   becoming   the
                  certificate of incorporation of the surviving corporation; and

            o Xethanol's By-laws becoming the by-laws of the surviving corporation.

            3. To ratify the adoption by Zen Pottery of the Xethanol Corporation 2005 Incentive Compensation Plan;

            4. To ratify the appointment of Imowitz Koenig & Co., LLP as the new certifying public accountants of Zen Pottery for the fiscal year ending December 31, 2005; and

            5. To conduct such other business as properly comes before the special meeting.

      The holders of approximately 55% of our outstanding common stock have agreed to vote in favor of the actions described above at the special meeting, which are described in greater detail in the Information Statement accompanying this notice. THEREFORE, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      The accompanying Information Statement is for information purposes only and explains our corporate name change, the terms of our proposed reincorporation, the ratification of the adoption of the Xethanol Corporation 2005 Incentive Compensation Plan, and our appointment of new certifying public accountants. Please read the accompanying Information Statement carefully.

March __, 2005

                                    By Order of the Board of Directors


                                    Christopher d'Arnaud-Taylor
                                    Chairman and Chief Executive Officer


                               -------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND

                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                               -------------------

                           ZEN POTTERY EQUIPMENT, INC.
                     1185 AVENUE OF THE AMERICAS, 20TH FLOOR
                            NEW YORK, NEW YORK 10036

                              INFORMATION STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH __, 2005

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                      YOU ARE REQUESTED NOT TO SEND A PROXY

TO ALL SHAREHOLDERS OF ZEN POTTERY EQUIPMENT, INC.

      NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Zen Pottery Equipment, Inc., a Colorado corporation, will be held at the offices of Zen Pottery, 1185 Avenue of the Americas, 20th Floor, New York, New York 10036, on March __, 2005, at 9:30 a.m., local time. Management of Zen Pottery may conduct and participate in the meeting by telephone conference call.

      This Information Statement is being mailed on or about March __, 2005 to all shareholders of record as of the close of business on February __, 2005, and relates to the special meeting of shareholders to be held on March ___, 2005. The purpose of the meeting is to consider and take action on the proposals summarized below:

            1. To change our corporate name to Xethanol Corporation from Zen Pottery Equipment, Inc.;

            2. To reincorporate Zen Pottery in Delaware through a merger of Zen Pottery with and into a newly-formed Delaware subsidiary, to be known as "Xethanol Corporation", which will result in:

      o a change of domicile of Zen Pottery to the state of Delaware from the state of Colorado , which means that the surviving corporation will be governed by the laws of the state of Delaware;

      o the change of our corporate name to Xethanol Corporation from Zen Pottery Equipment, Inc.;

      o your right to receive one share of common stock of Xethanol for each share of common stock of Zen Pottery owned by you as of the effective date of the reincorporation;

      o the persons serving presently as executive officers and directors of Zen Pottery to serve in their same respective positions in Xethanol after the reincorporation;

      o Xethanol's Certificate of Incorporation becoming the certificate of incorporation of the surviving corporation;

      o     Xethanol's   By-laws   becoming   the   by-laws  of  the   surviving
            corporation.

            3. To ratify the adoption by Zen Pottery of the Xethanol Corporation 2005 Incentive Compensation Plan;

            4. To ratify the appointment of Imowitz Koenig & Co., LLP as the new certifying public accountants of Zen Pottery for the fiscal year ending December 31, 2005; and

            5. To conduct such other business as properly comes before the meeting.

      The close of business on February __, 2005 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the special meeting and any adjournments. The accompanying Information Statement is first being sent to shareholders on or about March __, 2005.

      Our board of directors has adopted resolutions authorizing the taking of each of the actions described above and recommended that the shareholders adopt resolutions approving these actions.

      As of the close of business on the record date, we had 13,406,241 shares of common stock outstanding. The common stock is our only class of securities entitled to vote. Each outstanding share of common stock is entitled to one vote per share. The affirmative consent of the holders of a majority of our outstanding common stock is required to approve each of the actions described above. The holders of approximately 55% of our outstanding common stock have agreed to vote in favor of the actions described above. THEREFORE, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      YOU HAVE THE RIGHT TO EXERCISE DISSENTERS' RIGHTS UNDER ARTICLE 113 OF THE COLORADO BUSINESS CORPORATION ACT, AND OBTAIN THE "FAIR VALUE" OF YOUR SHARES OF ZEN POTTERY COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE COLORADO LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS' RIGHTS, SEE THE SECTION ENTITLED "REINCORPORATION IN DELAWARE; RIGHTS OF DISSENTING SHAREHOLDERS" IN THE ACCOMPANYING INFORMATION STATEMENT AND
EXHIBIT 4 THERETO, WHICH SETS FORTH THOSE STATUTES.

      The expenses of mailing this Information Statement will be borne by Zen Pottery, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our common stock held of record by these persons and that we will reimburse them for their reasonable expenses incurred in this process.

      For a period of at least ten days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be open to examination by any shareholder during ordinary business hours at the principal executive offices of Zen Pottery, 1185 Avenue of the Americas, 20th Floor, New York, New York 10036.

         The description of the proposals set forth above is intended only as a summary. Information concerning the matters to be acted upon at the meeting is contained in the accompanying Information Statement, which we urge you to read carefully.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information regarding the number of shares of common stock of Zen Pottery beneficially owned on February 23, 2005 by:

      o each person who is known by Zen Pottery to beneficially own 5% or more of the common stock of Zen Pottery ;

      o each of the directors and executive officers of Zen Pottery and all persons expected to become directors of Zen Pottery pursuant to the reverse merger; and

      o all of Zen Pottery's directors and executive officers, and all persons expected to become directors of Zen Pottery pursuant to the reverse merger, as a group.

      Except as otherwise set forth below, the address of each of the persons listed below is Zen Pottery Equipment, Inc., c/o Xethanol Corporation, 1185 Avenue of the Americas, 20th Floor, New York, New York 10036.

   NAME AND ADDRESS OF                           NUMBER OF SHARES                     PERCENTAGE OF SHARES
   BENEFICIAL OWNER                              BENEFICIALLY OWNED (1)               BENEFICIALLY OWNED (2)
---------------------------------------------    ----------------------               ----------------------
Christopher d'Arnaud-Taylor                      1,082,600(3)                                    8.1%
Franz A. Skyranz                                 86,515                                          *
Zen Zachariah Pool III                           866,667(4)                                      6.5%
Walter C. Nathan                                 383,333(5)                                      2.9%
Mark Austin                                      17,656(6)(7)                                    *
William Frost                                    449,710(7)(8)                                   3.3%
Jeffrey S. Langberg                              1,162,595(7)(9)                                 8.7%
Robert J. Lehman                                 882,810(10)                                     6.6%
Lucas Energy Total Return Master Fund, Ltd.      1,070,000(11)                                   7.5%
Jed Schutz                                       766,406(12)                                     5.6%
W. Scott Smith                                   972,414(13)                                     7.3%
Existing and proposed directors and executive    4,049,076(14)                                  29.4%
officers as a group (7 persons)

------------------------
* Less than 1% of outstanding shares.

(1) Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire those shares within 60 days after February 23, 2005 by the exercise of any warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2) Based upon 13,406,241 shares of common stock outstanding on February 23, 2005.

(3) Includes 757,450 shares of common stock held by Mr. d'Arnaud-Taylor's spouse and 318,088 shares of common stock held by London Manhattan Securities Inc., an entity controlled by Mr. d'Arnaud-Taylor.

(4) 500,000 of such shares are subject to purchase pursuant to an option agreement.

(5) 200,000 of such shares are subject to purchase pursuant to an option agreement.

(6) Represents shares of common stock issuable upon the exercise of a currently exercisable warrant.

(7) The election of Messrs. Austin, Frost and Langberg as directors will become effective on February 28, 2005, the eleventh day after the mailing of our Information Statement in accordance with Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 under that act.

(8) Held by F4 Group, LP, an entity controlled by Mr. Frost. Includes 361,429 shares of common stock issuable upon the exercise of currently exercisable warrants.

(9) Includes 58,983 shares of common stock held by Mr. Langberg's spouse and 1,103,512 shares of common stock held by Bresner Partners Ltd., an entity controlled by Mr. Langberg.

(10) Includes 441,405 shares of common stock held by Mr. Lehman's spouse. Mr. Lehman's address is 1578 Conestoga Trail NE, Swisher, Iowa 52338.

(11) Includes 950,000 shares of common stock issuable upon the conversion of currently convertible notes. The address of Lucas Energy Total Return Master Fund, Ltd. is c/o Lucas Capital Management, LLC, 328 Newman Springs Road, Red Bank, New Jersey 07701.

(12) Includes 141,249 shares of common stock issuable upon the exercise of a currently exercisable warrant and 141,249 shares of currently outstanding common stock each held by the Ethel E. Schutz Irrevocable Trust, of which Mr. Schutz is the trustee. Also includes 132,427 shares of common stock issuable upon the exercise of currently exercisable warrants held by Mr. Schutz. Mr. Schutz's address is 18 On the Bluff, Sag Harbor, New York 11963.

(13) Includes 52,968 shares of common stock held by Jasmine Consulting, Inc., an entity controlled by Mr. Smith. Mr. Smith's address is 3141 Jasmine Drive, Delray Beach, Florida 33483., 2005.

(14) Includes 379,085 shares of common stock issuable upon the exercise of currently exercisable warrants.

                                CHANGE IN CONTROL

      As previously disclosed in our Current Report on Form 8-K, which was filed with the U.S. Securities and Exchange Commission on February 3, 2005, we completed a so-called "reverse merger" transaction on February 2, 2005, in which we caused Zen Acquisition Corp., a Delaware corporation and newly-created, wholly-owned subsidiary of our company, to be merged with and into Xethanol Corporation, a Delaware corporation now known as Xethanol BioEnergy, Inc., with Xethanol surviving as our wholly-owned subsidiary, and Xethanol's former security holders acquiring a majority of the outstanding shares of our common stock. Xethanol is a leader in the emerging waste-to-ethanol industry. The reverse merger was consummated under Delaware law and pursuant to an Agreement of Merger and Plan of Reorganization, dated February 2, 2005. Concurrently with the closing of the reverse merger, we completed the initial closing of a private offering of our shares of common stock to new investors. We received gross proceeds of $3,000,028 at the initial closing of the private offering, and, on February 15, 2005, we received additional gross proceeds of $867,847.25 in the final closing of the private offering.

      Under the merger agreement, at closing, we issued 9,706,781 shares of our common stock to the former security holders of Xethanol, representing 72.4% of our outstanding common stock following the merger, in exchange for 100% of the outstanding capital stock of Xethanol, subject to appraisal rights of former Xethanol stockholders. In addition, at the closing of the merger, outstanding warrants to purchase an aggregate of 1,465,068 shares of common stock in Xethanol were automatically converted into warrants to purchase 1,293,376 shares of our common stock. Neither Xethanol nor us had any stock options outstanding as of the closing of the merger.

      In connection with the merger, we completed a private offering of shares of our common stock to new investors at a price of $3.25 per share, resulting in total gross proceeds to us of $3,867,875.25. After the closing of the merger and private offering, we had outstanding 13,406,241 shares of common stock and warrants to purchase 1,293,376 shares of common stock. As of the closing of the merger and the private offering, we had no stock options outstanding.

      Under the merger agreement, at the closing of the merger, the membership of the board of directors of Zen Pottery was increased from three to four directors, and Christopher d'Arnaud-Taylor and Franz A. Skryanz were appointed to serve until the next annual meeting of stockholders in the vacancies created by the increase. Upon compliance with Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 under that act, under the merger agreement, the number of members comprising the board of directors will be increased to five members, and Mark Austin, William Frost and Jeffrey S. Langberg will be appointed to serve as directors of Zen Pottery until the next annual meeting of stockholders. In connection with the appointment of these three directors, Zen Zachariah Pool III and Walter C. Nathan, the sole remaining members of the board of directors of Zen Pottery prior to the merger, will resign as directors of Zen Pottery.

      For a more complete summary of the reverse merger and concurrent private offering transactions, stockholders should refer to the Current Report on Form 8-K filed by Zen Pottery on February 3, 2005.

                                   PROPOSAL #1

                          CHANGE OF THE COMPANY'S NAME

BACKGROUND AND PURPOSE

      On February 2, 2005, our board of directors approved a change of our corporate name to "Xethanol Corporation" The reason for the name change is to allow us to maintain the Xethanol Corporation name through which old Xethanol conducted its business before the completion of the reverse merger transaction on February 2, 2005. The name change will be effected by virtue of the reincorporation of our company in the state of Delaware, as described below.

                                   PROPOSAL #2

                           REINCORPORATION IN DELAWARE

SUMMARY

Transaction:            Reincorporation in Delaware.

Purpose: To provide greater flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business. For more information, see "Background and Purpose of Reincorporation; Principal Reasons for Reincorporation in Delaware."

                        The purpose of this Information Statement is to inform holders of our common stock of this corporate action.

Record Date:            February __, 2005

Method: Merger with and into our newly-formed, wholly-owned subsidiary, Xethanol Corporation. For more information, see "Background and Purpose of Reincorporation; Principal Features of the Reincorporation."

Exchange Ratios:        One share of  Xethanol  common  stock will be issued for
                        each share of our common stock held as of the effective date of the reincorporation. For more information, see
                        "Background  and Purpose of  Reincorporation;  Principal
                        Features of the Reincorporation."

Effective Date:         The  later  of  20  days  after  the   mailing  of  this
                        Information Statement, and March __, 2005, the date scheduled for the special meeting of shareholders.

Right to Dissent:       Any shareholder is entitled to be paid the fair value of
                        his,  her  or  its  shares  if  the  shareholder  timely
                        dissents  to the  reincorporation  or any of the actions
                        resulting    from   or   in    connection    with    the
                        reincorporation. For more information, see "Rights of Dissenting Shareholders."

QUESTIONS AND ANSWERS

      This Information Statement is first being sent to shareholders on or about March __, 2005. The following questions and answers are intended to respond to frequently asked questions concerning our reincorporation in Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its exhibits.

Q:    Why are we reincorporating in Delaware and changing our name?

A: We believe that the reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions. Delaware has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions. Therefore, we believe that Delaware provides a recognized body of corporate law that is consistently interpreted by Delaware courts, thus facilitating corporate governance by our officers and directors. As part of the reincorporation, Zen Pottery's name will be changed to that of its subsidiary, Xethanol Corporation. By changing our name, we will maintain the Xethanol name through which our operating subsidiary, Xethanol BioEnergy, Inc. has conducted its business since it was acquired by Zen Pottery in the reverse merger transaction that was completed on February 2, 2005.

Q:    Why are we not soliciting proxies to approve the reincorporation?

A: The board of directors has already approved the reincorporation in Delaware, and the holders of approximately 55% of our outstanding shares of common stock have agreed to vote in favor of the reincorporation at the special meeting, which is a sufficient percentage for passage without the need for soliciting proxies.

Q:    What are the principal features of the reincorporation?

A: The reincorporation will be accomplished by merging with and into our newly-formed, wholly-owned subsidiary, Xethanol Corporation One new share of Xethanol common stock will be issued for each outstanding share of our common stock held by our shareholders on the effective date for the reincorporation. Our shares will no longer be eligible be quoted on the OTC Bulletin Board. Shares of Xethanol will be eligible to be quoted in their place beginning on or about the effective date of the reincorporation under a new CUSIP number and trading symbol that have not yet been assigned.

Q:    What are the differences between Delaware and Colorado law?

A: There are some differences between the laws of the state of Colorado and state of Delaware that impact your rights as a shareholder. For information regarding the differences between the corporate laws of the state of Delaware and the state of Colorado, please see "Background and Purpose; Differences Between the Corporate Laws and Charter Documents Governing Zen Pottery and Xethanol."

Q:    How will the reincorporation affect my ownership?

A:    Your ownership interest will not be affected by the reincorporation.

Q:    How will the reincorporation affect our officers, directors and employees?

A: Our officers, directors and employees will become the officers, directors and employees of Xethanol after the effective date of the reincorporation.

Q:    How will the reincorporation affect our business?

A: Xethanol will continue our business at the same location and with the same assets through Zen Pottery's other wholly-owned subsidiary, Xethanol BioEnergy, Inc. Zen Pottery will cease its corporate existence in the state of Colorado on the effective date of the reincorporation.

Q:    What do I do with my stock certificates?

A: Delivery of your certificates issued prior to the effective date of the reincorporation will constitute "good delivery" of shares in transactions subsequent to reincorporation. Certificates representing shares of Xethanol will be issued with respect to transfers occurring after the reincorporation. New certificates will also be issued upon the request of any shareholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

      IT WILL NOT BE NECESSARY FOR OUR  SHAREHOLDERS  TO EXCHANGE THEIR EXISTING
      STOCK  CERTIFICATES  FOR  CERTIFICATES  OF  XETHANOL.   OUTSTANDING  STOCK
      CERTIFICATES OF ZEN POTTERY SHOULD NOT BE DESTROYED OR SENT TO US.

Q:    What if I have lost my certificate?

A: If you have lost your certificate, you can contact our transfer agent to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for sale of transfer. Our transfer agent may be reached at:

                            Corporate Stock Transfer
                    3200 Cherry Creek South Drive, Suite 430
                             Denver, Colorado 80209
                            Telephone: (303) 282-4800
                           Attention: Ms. Carylyn Bell

Q:    Can I require Zen Pottery to purchase my stock?

A: Yes. Under Colorado law you are entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:    Who will pay the costs of reincorporation?

A: We will pay all of the costs of reincorporation in Delaware, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:    Will I have to pay taxes on the new certificates?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same tax basis in the shares of Xethanol that you had in our common stock. Everyone's tax situation is different and you should consult with your personal tax advisor regarding the tax effect of the reincorporation.

BACKGROUND AND PURPOSE

      The following discussion summarizes the important aspects of our reincorporation in Delaware. This summary does not include all of the provisions of the Agreement and Plan of Merger between Zen Pottery and Xethanol, the form of which is attached as Exhibit 1, the Certificate of Incorporation of Xethanol, the form of which is attached as Exhibit 2, or the By-laws of Xethanol, the form of which is attached as Exhibit 3. Copies of the Amended and Restated Articles of Incorporation and the By-laws of Zen Pottery are available for inspection at our principal office and we will send copies to shareholders upon request.

      Principal Reasons for Reincorporation in Delaware

      We believe that the reincorporation in Delaware will provide a greater measure of flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business. We also believe Delaware provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors. Delaware is a favorable legal and regulatory environment in which to operate and where a substantial number of Fortune 500 companies and New York and American Stock Exchange listed firms are incorporated today. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that which we proposed. Because of Delaware's longstanding policy of encouraging incorporation in that state, and consequently its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs. Certain aspects of Delaware corporate law have, however, been criticized on the ground that they do not afford minority shareholders the same substantive rights and protection as are available in a number of other states. For a discussion of some differences in shareholders' rights and the powers of management under Delaware law and Colorado law see "Differences Between the Corporate Laws and Charter Documents Governing Zen Pottery and Xethanol."

      Principal Features of the Reincorporation

      The reincorporation in Delaware will be effected by our merger with and into Xethanol Corporation, a newly-formed, wholly-owned subsidiary of Zen Pottery incorporated in Delaware for this purpose. Xethanol Corporation, which will be the surviving entity, has not engaged in any activities except in connection with the reincorporation. The mailing address of its principal executive offices and its telephone number are the same as those of Zen Pottery. As part of its approval and recommendation of the reincorporation, the board of directors of Zen Pottery has approved, and recommended to our shareholders, an Agreement and Plan of Merger pursuant to which Zen Pottery will be merged with and into Xethanol. The full texts of the Agreement and Plan of Merger, and the Certificate of Incorporation and By-laws of Xethanol, the successor Delaware company under which Zen Pottery's business will be conducted after the reincorporation, are attached as Exhibits 1, 2 and 3, respectively. The discussion contained in this Information Statement is qualified in its entirety by reference to such Exhibits.

      Upon the receipt by Zen Pottery of any required third party consents to the reincorporation, and upon the filing of appropriate certificates of merger with the Secretaries of State of the states of Colorado and Delaware, Zen Pottery will be merged with and into Xethanol pursuant to the Agreement and Plan of Merger, resulting in a change in Zen Pottery's state of incorporation from Colorado to Delaware, and a change in our company's corporate name from Zen Pottery Equipment, Inc. to Xethanol Corporation. We will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and By-laws of Xethanol, which will replace Zen Pottery's current Amended and Restated Articles of Incorporation and By-laws. These changes may alter the rights of shareholders of Zen Pottery Equipment. See "Differences Between the Corporate Laws and Charter Documents Governing Zen Pottery and Xethanol." The text of the Certificate of Incorporation and By-laws of Xethanol are attached hereto as Exhibits 2 and 3, respectively. The effectiveness of the reincorporation and the merger is conditioned upon the filing by both Zen Pottery and Xethanol of a Certificate of Merger with the state of Colorado and the state of Delaware. The reincorporation will become effective upon the later to occur of 20 days after the date of the mailing of this Information Statement, and March __, 2005, the date scheduled for the special meeting of shareholders. As a result of the reincorporation, Zen Pottery will cease its corporate existence in the state of Colorado.

      Upon completion of the reincorporation, each of our shareholders will be entitled to receive one share of Xethanol common stock for each share of Zen Pottery common stock that he, she or it owns on the effective date of the reincorporation. Each share of Xethanol common stock owned by us will be canceled and resume the status of authorized and unissued Xethanol common stock. In addition, outstanding stock options and warrants to purchase shares of common stock will be converted automatically into stock options and warrants to purchase the same number of shares of common stock of Xethanol. Each employee stock plan and any other employee benefit plan to which Zen Pottery is a party will be assumed by Xethanol and, to the extent any such plan provides for the issuance or purchase of Zen Pottery's common stock, it will be deemed to provide for the issuance or purchase of shares of common stock of Xethanol.

      IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF ZEN POTTERY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF XETHANOL; OUTSTANDING STOCK CERTIFICATES OF ZEN POTTERY SHOULD NOT BE DESTROYED OR SENT TO ZEN POTTERY EQUIPMENT. The common stock of Xethanol will continue to be quoted through the OTC Bulletin Board, which will consider the existing stock certificates as constituting "good delivery" in transactions subsequent to the reincorporation.

      The Certificate of Incorporation and By-laws of Xethanol are different from our Amended and Restated Articles of Incorporation and By-laws. Your rights as shareholders may be affected by the reincorporation by, among other things, the differences between the laws of the state of Colorado, which govern Zen Pottery and the laws of the state of Delaware, which govern Xethanol. See the information under "Differences between the Corporate Laws and Charter Documents Governing Zen Pottery and Xethanol" for a summary of the differences between the corporate laws of the state of Colorado and the state of Delaware.

      The reincorporation will not result in any changes in our business, management, assets, liabilities or net worth. Xethanol is currently our wholly-owned subsidiary and, upon completion of the reincorporation, will succeed by operation of law to all of our business, assets and liabilities. The board of directors and officers of Xethanol will consist of the same persons who are our directors and officers prior to the reincorporation. Our daily business operations will continue at our principal executive offices at 1185 Avenue of the Americas, 20th Floor, New York, New York 10036.

      Change in Capitalization

      Our authorized capital on the date of this Information Statement consisted of 51,000,000 shares of capital stock, divided into 50,000,000 shares of common stock, par value $.001 per share, and 1,000,000 shares of preferred stock, par value $.01 per share. On the date of this Information Statement, there were

13,406,241 shares of our common stock and no shares of our preferred stock issued and outstanding. The authorized capital of Xethanol consists of 51,000,000 shares of capital stock, divided into 50,000,000 shares of common stock, par value $.001 per share, and 1,000,000 shares of preferred stock, par value $.01 per share, with the right conferred upon the board of directors to set the dividend, voting, conversion, liquidation and other rights, as well as the qualifications, limitations and restrictions, with respect to such preferred stock as the board of directors may determine from time to time. As a result of the reincorporation and exchange of the common stock, Xethanol will have outstanding 13,406,241 shares of common stock and no shares of preferred stock outstanding. Accordingly, the board of directors of Xethanol will have available 35,300,383 shares of common stock and 10,000,000 shares of preferred stock which are authorized but unissued and unreserved. The reincorporation will not affect our total shareholders' equity or total capitalization.

      The additional shares of common stock authorized under Xethanol's Certificate of Incorporation would be identical to the shares of common stock now authorized. Holders of common stock do not have preemptive rights under Xethanol's Certificate of Incorporation to subscribe for additional securities which may be issued by Xethanol. The issuance of additional shares of common stock may, among other things, have a dilutive effect on the earnings per share and on the equity and voting power of existing holders of common stock and may adversely affect the market price of the common stock.

      The board of directors of Xethanol has not adopted any designations, rights or preferences for the preferred stock. The board of directors of Xethanol may authorize, without further stockholder approval, the issuance of such shares of preferred stock to such persons, for such consideration, and upon such terms as the board of directors determines. This issuance could result in a significant dilution of the voting rights and the stockholders' equity of then existing stockholders.

      There are no present plans, understandings or agreements, and we are not engaged in any negotiations, that will involve the issuance of preferred stock. However, the board of directors believes it prudent to have shares of preferred stock available for such corporate purposes as the board of directors may from time to time deem necessary and advisable including for acquisitions and the raising of additional capital, for which there are no present agreements or understandings.

      Issuance of additional authorized common stock or preferred stock may have the effect of:

      o deterring or thwarting persons seeking to take control of Xethanol through a tender offer, proxy fight or otherwise;

      o     inhibiting the removal of incumbent management; or

      o impeding a corporate transaction such as a merger. For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly.

      Change in By-laws

      Upon the completion of the reincorporation, the By-laws of Xethanol will become the by-laws of the surviving corporation. While the By-laws of Xethanol are similar to the By-laws of Zen Pottery Equipment, there are differences which may affect your rights as a shareholder.

      Differences Between the Corporate Laws and Charter Documents Governing Zen Pottery and Xethanol

      Zen Pottery is incorporated under the laws of the state of Colorado and Xethanol is incorporated under the laws of the state of Delaware. On the effective date of the reincorporation, the shareholders of Zen Pottery, whose rights currently are governed by Colorado law and Zen Pottery's Amended and Restated Articles of Incorporation and By-laws, which were created pursuant to Colorado law, will become stockholders of Xethanol, a Delaware company, and their rights as stockholders will then be governed by Delaware law and Xethanol's Certificate of Incorporation and By-laws, which were created under Delaware law.

      The corporation laws of Colorado and Delaware differ in some respects. Although all the differences are not described in this Information Statement, the most significant differences, in the judgment of the management of Zen Pottery, are summarized below. Shareholders should refer to the Delaware General Corporation Law and the Colorado Business Corporation Act to understand how these laws apply to Xethanol and Zen Pottery, respectively.

      Removal of Directors. Directors may generally be removed with or without cause under the laws of both Colorado and Delaware, with the approval of a majority of the outstanding shares entitled to vote in an election of directors. However, no director may be removed if the number of votes cast against such removal would be sufficient to elect the director.

                                    Colorado

A director of a corporation that does not have a staggered board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Colorado corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. The Amended and Restated Articles of Incorporation of Zen Pottery do not provide for a classified board of directors or for cumulative voting.

                                    Delaware

A director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of Xethanol does not provide for a classified board of directors or for cumulative voting.

      Classified Board of Directors. A classified or staggered (the term used in the Colorado Business Corporation Act) board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. Neither Zen Pottery nor Xethanol has a classified or staggered board.

                                    Colorado

Zen Pottery's Amended and Restated Articles of Incorporation and By-laws do not provide for a staggered board. Colorado law permits, but does not require, a staggered board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election year.

                                    Delaware

Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. Xethanol's Certificate of Incorporation and By-laws do not provide for a classified board, and Xethanol presently does not intend to propose establishment of a classified board.

      Indemnification and Limitation of Liability of Directors, Officers and Other Agents. Delaware and Colorado have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with limited exceptions, a corporation to adopt provisions in its articles or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty in certain cases. There are nonetheless some differences between the laws of the two states respecting indemnification and limitation of liability of directors, officers and other agents.

                                    Colorado

The Amended and Restated Articles of Incorporation of Zen Pottery eliminate the liability of directors to the corporation to the fullest extent permissible under Colorado law. Colorado law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violations of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

Colorado law generally permits indemnification of director liability, including expenses actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a quorum of the shareholders that the person seeking indemnification acted in good faith and in the case of conduct in an official capacity, in a manner he or she reasonably believed was in the best interests of the corporation or a benefit plan (if acting in a capacity with respect to such a plan). In other cases, the director is entitled to indemnification if his or her conduct was at least not opposed to the corporation's best interests. In a criminal proceeding, the director is entitled to indemnification if he or she had no reasonable cause to believe the conduct was unlawful.

Without court approval, however, no indemnification is available in any action by or on behalf of the corporation (i.e., a derivative action) in which such person is adjudged liable to the corporation or in any other basis that he or she received an improper personal benefit. Colorado law requires indemnification of director expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

A director may also apply for and obtain indemnification as ordered by a court under circumstances where the court deems the director is entitled to mandatory indemnification under Colorado law or when, under all the facts and circumstances, it deems it fair and reasonable to award indemnification even though the director has not strictly met the statutory standards. An officer is also entitled to apply for and receive court awarded indemnification to the same extent as a director.

A corporation cannot indemnify its directors by any means (other than under a third party insurance contract) if to do so would be inconsistent with the limitations on indemnification set forth in the Colorado Business Corporation Act.

A Colorado corporation may indemnify officers, employees, fiduciaries and agents to the same extent as directors, and may indemnify those persons to a greater extent than is available to directors if to do so does not violate public policy and is provided for in a bylaw, a general or specific action of the board of directors or shareholders or in a contract.

                                    Delaware

The Certificate of Incorporation of Xethanol also eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of or otherwise relieve its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

Delaware law generally permits indemnification of expenses, including attorney's fees, actually and or reasonably incurred in the defense or settlement of a third-party action, provided there is a determination by a derivative or majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. In contrast to Colorado law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. A court may impose limitations on indemnification, however, based on principles of public policy.

Delaware law provides that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

      Both Colorado and Delaware law require indemnification when a director or officer has successfully defended an action on the merits, or otherwise.

      Expenses incurred by an officer or director in defending an action may be paid in advance under Colorado and Delaware law if the director or officer undertakes to repay the advances if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

      Inspection of Shareholder List. Both Delaware and Colorado law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interests as a shareholder.

      Consideration for Issuance of Shares.

                                    Colorado

Shares may be issued for consideration consisting of tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation. Shares may not be issued for consideration consisting of a promissory note of the subscriber or an affiliate of the subscriber unless the note is negotiable and is secured by collateral, other than the shares, having a fair market value at least equal to the principal amount of the note. The note must reflect a promise to pay independent of the collateral and cannot be a "nonrecourse" note.

Shares with a par value may be issued for consideration less than such par value.

                                    Delaware

Shares may be issued for consideration consisting of tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation.

In the absence of "actual fraud," in the transaction, the judgment of the board as to the value of the consideration shall be conclusive.

No provisions restrict the ability of the board to authorize the issuance of stock for a promissory note of any type, including an unsecured or nonrecourse note or a note secured only by the shares. Shares with par value cannot be issued for consideration with a value that is less than the par value. Shares without par value can be issued for any consideration determined to be valid by the board.

      Dividends and Repurchases of Shares.

                                    Colorado

Colorado law dispenses with the requirements for par value of shares as well as statutory definitions of capital, surplus and the like. Colorado law permits a corporation to declare and pay cash or in-kind property dividends or to repurchase shares unless, after giving effect to the transaction: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

                                    Delaware

The concepts of par value, capital and surplus are retained under Delaware law. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

      To date, we have not paid any cash dividends. We currently intend to retain our future earnings to support operations and to finance expansion and therefore do not anticipate paying any cash dividends on our common stock in the foreseeable future.

      Shareholder Voting on Mergers and Certain Other Transactions. Both Delaware and Colorado law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

                                    Colorado

Colorado law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporations outstanding immediately before the effective date of the merger is an identical outstanding share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized, unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Unless one of these exceptions are available, Colorado law requires that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

                                    Delaware

Delaware law contains a similar exception to its voting requirements for reorganizations where shareholders of the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 80% of the voting power of the surviving or acquiring corporation or its parent entity.

      Both Delaware law and Colorado law also require that a sale of all or substantially all of the assets of a corporation otherwise than in the ordinary course of business be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

      Both Colorado and Delaware law generally do not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares or where the designation of the class of securities includes such a right.

      Stockholder Approval of Certain Business Combinations under Delaware Law. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

      Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With limited exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of 15% or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

      For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation of a direct or indirect majority-owned subsidiary equal in aggregate market value of 10% or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. The three-year moratorium imposed on business combinations by Section 203 does not apply if:

      o prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder;

      o upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

      o on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by 66-2/3% of the outstanding voting stock not owned by the interested stockholder. Section 203 only applies to certain publicly held corporations that have a class of voting stock that is listed on a national securities exchange, quoted on an interdealer quotation system of a registered national securities association, or held of record by more than 2,000 stockholders.

      Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, Xethanol does not intend to make that election.

      Section 203 will encourage any potential acquirer to negotiate with the board of directors. Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for our company in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to us will confer upon the board of directors the power to reject a proposed business combination in some circumstances, even though a potential acquirer may be offering a substantial premium for our shares over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions.

      Interested Director Transactions. Under both Delaware and Colorado law, contracts or transactions in which one or more of a corporation's directors has an interest are generally not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Delaware and Colorado law. To authorize or ratify the transaction, under Colorado law, (a) either the shareholders or the disinterested members of the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or (b) the contract or transaction must have been fair as to the corporation. The same requirements apply under Delaware law, except that the fairness requirement is tested as of the time the transaction is authorized, ratified or approved by the board, the shareholders or a committee of the board. If board approval is sought, the contract or transaction must be approved by a majority vote of the disinterested directors (though less than a majority of a quorum), except that interested directors may be counted for purposes of establishing a quorum.

      Loans to Directors and Officers.

                                    Colorado

The board of directors cannot make a loan to a director or officer (or any entity in which such person has an interest), or guaranty any obligation of such person or entity, until at least 10 days after notice has been given to the shareholders who would be entitled to vote on the transaction if it were being submitted for shareholder approval.

                                    Delaware

The board of directors may make loans to, or guaranties for, directors and officers on such terms as they deem appropriate whenever, in the board's judgment, the loan can be expected to reasonably benefit the corporation.

      Stockholder Derivative Suits. Under both Delaware and Colorado law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter passed to him or her by operation of law.

                                    Colorado

Provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond.

                                    Delaware

Delaware does not have a similar bonding requirement.

      Appraisal/Dissenters' Rights. Under both Delaware and Colorado law, a stockholder of a corporation participating in major corporate transactions may, under varying circumstances, be entitled to appraisal/dissenters' rights pursuant to which such stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under both Delaware and Colorado law, fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation.

      Dissolution.

                                    Colorado

If the board of directors initially approves the dissolution, it may be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Colorado law allows a Colorado corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Under Colorado law, shareholders may only initiate dissolution by way of a judicial proceeding.

                                    Delaware

Unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the board of directors initially approves the dissolution may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Xethanol's certificate of incorporation contains no such supermajority requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Xethanol that had previously been approved by its board of directors.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

      Zen Pottery believes that, for federal income tax purposes, no gain or loss will be recognized by Zen Pottery, Xethanol or the shareholders of Zen Pottery who receive Xethanol common stock for their Zen Pottery common stock in connection with the reincorporation. The adjusted tax basis of each whole share of Xethanol common stock received by a shareholder of Zen Pottery as a result of the reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of Zen Pottery common stock converted into such shares of Xethanol common stock. A shareholder who holds Zen Pottery common stock will include in his holding period for the Xethanol common stock that he receives as a result of the reincorporation his holding period for Zen Pottery common stock converted into such Xethanol common stock.

      Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986 and the uniqueness of each individual's capital gain or loss situation, shareholders contemplating exercising statutory dissenters' rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

RIGHTS OF DISSENTING SHAREHOLDERS

      Article 113 of the Colorado Business Corporation Act grants certain rights to obtain payment for their shares to dissenting shareholders of a Colorado corporation (such as Zen Pottery Equipment) with respect to any plan of merger and sales of all, or substantially all, of such corporation's assets. Strict statutory procedures set forth in Section 7-113-202 of the Colorado Business Corporation Act must be followed by dissenting shareholders and failure to do so will result in forfeiture of their rights to payment, and cause such shareholders to be bound by such actions. A shareholder may assert his rights to payment with respect to all or a portion of the shares held by him.

      FAILURE TO FILE THE REQUIRED DOCUMENTS AND TO SUBMIT SUCH SHARES WITHIN THE SPECIFIED TIME PERIODS MAY AUTOMATICALLY CAUSE A TERMINATION OF DISSENTERS' RIGHTS. ADDITIONALLY, A VOTE IN FAVOR OF THE PROPOSED SALE OR MERGER WILL CONSTITUTE A WAIVER OF THE SHAREHOLDERS' RIGHTS UNDER THE ACT AS TO SUCH ACTION, BUT A FAILURE TO VOTE AGAINST THE PROPOSED MERGER WILL NOT. A VOTE AGAINST THE PROPOSED MERGER WILL NOT SATISFY THE REQUIREMENTS OF A WRITTEN OBJECTION AT OR PRIOR TO THE MEETING AND A WRITTEN DEMAND AND DEPOSITING OF CERTIFICATES WITHIN THE TIME SET FORTH IN THE NOTICE TO OBJECTING SHAREHOLDERS.

      The following summary of the provisions of Article 113 is not intended to be a complete statement of such provisions and is qualified in its entirety to the full text of Article 113, a copy of which is attached to this Information Statement as Exhibit 4, and incorporated herein by reference. Shareholders are urged to consult legal counsel with respect to dissenters' rights.

      Shareholders of a Colorado corporation have the right, in limited circumstances, to dissent from certain corporate actions, including the consummation of a plan of merger by a Colorado corporation which requires the approval of such corporation's shareholders. Shareholders entitled to dissent are also entitled to obtain a cash payment in the amount of the fair value of their shares. The holders of our common stock have these rights with respect to the merger.

      A holder of our common stock who wishes to assert dissenters' rights under
Article 113 must (i) cause us to receive, before the vote is taken with respect to the merger, written notice of the holder's intention to demand a cash payment for the holder's shares of our common stock if the merger is effectuated; and
(ii) not vote the shares of our common stock in favor of the merger. A holder of our common stock failing to satisfy these requirements will not be entitled to dissenters' rights under Article 113.

      If the merger is approved, we must give a written dissenters' notice to all our shareholders who are entitled to demand a cash payment for their shares under Article 113 (the "Dissenters' Notice") within ten days after shareholder approval of the merger. The Dissenters' Notice must: (i) state that the merger was authorized and state the effective date or the proposed effective date of the merger; (ii) state an address at which it will receive cash payment demands and the address of a place where certificates for certificated shares must be deposited; (iii) supply a form for demanding a cash payment, which form shall request a dissenter to state an address to which a cash payment is to be made;
(iv) set the date by which it must receive a cash payment demand and certificates for uncertificated shares, which date may not be less than 30 days after the date that the Dissenters' Notice is given; (v) state the requirement regarding the dissent by record holders with respect to shares held by beneficial owners, as permitted by Section 7-113-103(3) of the Business Corporation Act; and (vi) be accompanied by a copy of Article 113.

      A shareholder who wishes to obtain a cash payment for his or her shares of our common stock must demand a cash payment by submitting the form provided pursuant to (iii) above, or by stating such demand in another writing, and depositing the shareholder's certificate(s) for certificated shares. We may restrict the transfer of any shares not represented by a certificate from the date the demand for cash payment is received. The shareholder demanding a cash payment in accordance with Section 7-113-204 shall retain all rights of a shareholder, except the right to transfer shares, until the effective date of the merger. A shareholder who does not provide demand for a cash payment by the dates set forth in the Dissenter's Notice and in accordance with Section 7-113-204 will not be entitled to a cash payment for his or her shares of our common stock as provided in the Business Corporation Act.

      Pursuant to Sections 7-113-206 and 207 of the Business Corporation Act, upon the effective date of the merger or upon receipt of a cash payment demand, whichever is later, we must pay each dissenter who complied with Section 7-113-204 the amount of cash that we estimate to be the fair market value of the shares, plus accrued interest. The cash payment must be accompanied by (i) certain financial information regarding us; (ii) a statement of our estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the dissenter's right to demand a cash payment under Section 7-113-209; and (v) a copy of Section 7-113-206 of the Business Corporation Act.

      Section 7-113-208 of the Business Corporation Act permits us to require each shareholder to certify in writing, or in the dissenter's cash payment demand, whether or not the dissenter acquired beneficial ownership of his or her shares of our common stock before the date of the first announcement to the news media or to the shareholders, such date to be set forth in the dissenters' notice. If any dissenter does not so certify in writing, we may offer to make a cash payment if the dissenter agrees to accept such payment in full satisfaction of the demand for a cash payment.

      A dissenter may give written notice to us, within 30 days after we make or offer a cash payment for the dissenter's shares of our common stock, of the dissenter's estimate of the fair value of such shares and of the amount of interest due and may demand cash payment of such estimate, or reject our offer under Section 7-113-208 and demand a cash payment of the fair value of the shares and interest due if: (i) the dissenter believes that the amount of cash paid pursuant to Section 7-113-206 or offered pursuant to Section 7-113-208 is less than the full value of his or her shares of our common stock or that the interest due was incorrectly calculated; (ii) we fail to make a cash payment as required under Section 7-113-206 within the time specified above; or (iii) we do not return the deposited certificates as required by Section 7-113-207. Dissenters who do not give the required notice waive the right to demand a cash payment under Section 7-113-209.

      If a demand for a cash payment under Section 7-113-209 remains unresolved, we may, within 60 days after receiving the cash payment demand, petition the court to determine the fair value of the shares of our common stock and accrued interest. All dissenters whose demands remain unsettled would be made a party to such a proceeding. Each dissenter is entitled to judgment for the amount the court finds to be the fair value of the shares of our common stock, plus interest, less any amount paid by us. The costs associated with this proceeding shall be assessed against us, unless the court finds that all or some of the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding cash payment under Section 7-113-209, in which case the court may assess the costs in the amount the court finds equitable against some or all of the dissenters. The court may also assess the fees and expenses of counsel and experts for the respective parties in amounts the court finds equitable, against us or the dissenters. If we do not commence a proceeding within the 60-day period, we must pay each dissenter whose demand remains unsettled the amount of cash demanded.

CHANGE OF FISCAL YEAR END

      The board of directors has determined it to be in the best interests of Zen Pottery to change its current June 30 fiscal year end, to a December 31 fiscal year end. The purpose of changing the fiscal year end is to bring Zen Pottery in line with the year end of Xethanol BioEnergy, Inc., its operating subsidiary, whose current fiscal year end is December 31.

                                   PROPOSAL #3

                   APPROVAL, ADOPTION AND RATIFICATION OF THE

                              XETHANOL CORPORATION

                        2005 INCENTIVE COMPENSATION PLAN

BACKGROUND AND PURPOSE

      On February 2, 2005, following the completion of the reverse merger, the board of directors of our company adopted and approved a new 2005 Incentive Compensation Plan, which we refer to as the 2005 Plan, and recommended that it be submitted to our shareholders for their approval at the next annual meeting.

      The purpose of the 2005 Plan is to provide a means for our company and its subsidiaries and other designated affiliates, which we refer to as Related Entities, to attract key personnel to provide services to our company and the Related Entities, as well as, to provide a means whereby those key persons can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of our company and its Related Entities and promoting the mutuality of interests between participants and our shareholders. A further purpose of the 2005 Plan is to provide participants with additional incentive and reward opportunities designed to enhance the profitable growth of our company and its Related Entities, and provide participants with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value.

      The terms of the 2005 Plan provide for grants of stock options, stock appreciation rights or SARs, restricted stock, deferred stock, other stock-related awards and performance awards that may be settled in cash, stock or other property.

      The effective date of the 2005 Plan is February 2, 2005. As of the date of this information statement, no awards have been granted under the 2005 Plan.

      Shareholder approval of the 2005 Plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, which we refer to as the Code, as described below, (ii) for the 2005 Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, (iii) to comply with the incentive stock options rules under Section 422 of the Code, and (iv) to comply with the shareholder approval requirements of the National Association of Securities Dealers National Market System ("NASDAQ").

      The following is a summary of certain principal features of the 2005 Plan. This summary is qualified in its entirety by reference to the complete text of the 2005 Plan. Shareholders are urged to read the actual text of the 2005 Plan in its entirety which is set forth as Exhibit 5 to this information statement.

SHARES AVAILABLE FOR AWARDS; ANNUAL PER-PERSON LIMITATIONS

      Under the 2005 Plan, the total number of shares of our common stock that may be subject to the granting of awards under the 2005 Plan shall be equal to 2,000,000 shares, plus the number of shares with respect to which awards previously granted thereunder are forfeited, expire, terminate without being exercised or are settled with property other than shares, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements.

      Awards with respect to shares that are granted to replace outstanding awards or other similar rights that are assumed or replaced by awards under the 2005 Plan pursuant to the acquisition of a business are not subject to, and do not count against, the foregoing limit.

      In addition, the 2005 Plan imposes individual limitations on the amount of certain awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARs, restricted shares of our common stock, deferred shares of our common stock, shares as a bonus or in lieu of other company obligations, and other stock-based awards granted to any one participant may not exceed 250,000 for each type of such award, subject to adjustment in certain circumstances. The maximum amount that may be earned by any one participant as a performance award in respect of a performance period of one year is $1,000,000, and in respect of a performance period greater than one year is $1,000,000 multiplied by the number of full years in the performance period.

      A committee of our Board of Directors, which we refer to as the Committee, is to administer the Plan. See "Administration." The Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of our company common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the our company common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

ELIGIBILITY

      The persons eligible to receive awards under the 2005 Plan are the officers, directors, employees and independent contractors of our company and our Related Entities. An employee on leave of absence may be considered as still in our employ or in the employ of a Related Entity for purposes of eligibility for participation in the 2005 Plan.

ADMINISTRATION

      Our Board of Directors shall select the Committee that will administer the 2005 Plan. All Committee members must be "non-employee directors" as defined by Rule 16b-3 of the Exchange Act, "outside directors" for purposes of Section 162(m) of the Code, and independent as defined by NASDAQ or any other national securities exchange on which any securities of our company may be listed for trading in the future. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, our Board of Directors may exercise any power or authority granted to the Committee. Subject to the terms of the 2005 Plan, the Committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our company common stock to which awards will relate, specify times at which awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2005 Plan and make all other determinations that may be necessary or advisable for the administration of the 2005 Plan.

STOCK OPTIONS AND SARS

      The Committee is authorized to grant stock options, including both incentive stock options or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of our company common stock on the date of exercise (or the "change in control price," as defined in the Plan, following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but in the case of an ISO must not be less than the fair market value of a share of our company common stock on the date of grant. For purposes of the 2005 Plan, the term "fair market value" means the fair market value of our company common stock, awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee or our Board of Directors, the fair market value of our company common stock as of any given date shall be the closing sales price per share of our company common stock as reported on the principal stock exchange or market on which our company common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment or service generally are fixed by the Committee except that no option or SAR may have a term exceeding 10 years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least six months (or that the Committee otherwise determines will not result in a financial accounting charge to our company), outstanding awards or other property having a fair market value equal to the exercise price, as the Committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee. SARs granted under the 2005 Plan may include "limited SARs" exercisable for a stated period of time following a change in control of our company or upon the occurrence of some other event specified by the Committee, as discussed below.

RESTRICTED AND DEFERRED STOCK

      The Committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of our company common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the Committee. A participant granted restricted stock generally has all of the rights of a shareholder of our company, unless otherwise determined by the Committee. An award of deferred stock confers upon a participant the right to receive shares of our company common stock at the end of a specified deferral period, and may be subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

DIVIDEND EQUIVALENTS

      The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of our company common stock, other awards or other property equal in value to dividends paid on a specific number of shares of our company common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our company common stock, awards or otherwise as specified by the Committee.

BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS

      The Committee is authorized to grant shares of our company common stock as a bonus free of restrictions, or to grant shares of our company common stock or other awards in lieu of our company obligations to pay cash under the 2005 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

OTHER STOCK-BASED AWARDS

      The Committee is authorized to grant awards under the 2005 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our company common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our company common stock, purchase rights for shares of our company common stock, awards with value and payment contingent upon performance of our company or any other factors designated by the Committee, and awards valued by reference to the book value of shares of our company common stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee determines the terms and conditions of such awards.

PERFORMANCE AWARDS

      The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee. In addition, the 2005 Plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of our company common stock or other awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be "covered employees" (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such awards as "performance-based compensation" not subject to the limitation on tax deductibility by our company under Code Section 162(m). For purposes of
Section 162(m), the term "covered employee" means our chief executive officer and each other person whose compensation is required to be disclosed in our company's filings with the SEC by reason of that person being among the four highest compensated officers of our company as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee, not our Board of Directors.

      Subject to the requirements of the 2005 Plan, the Committee will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. One or more of the following business criteria for our company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of our company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for performance awards to "covered employees" that are intended to qualify under Section 162(m):
(1) earnings per share; (2) revenues or margin; (3) cash flow; (4) operating margin; (5) return on net assets; (6) return on investment; (7) return on capital; (8) return on equity; (9) economic value added; (10) direct contribution; (11) net income, (12) pretax earnings; (13) earnings before interest, taxes, depreciation and amortization; (14) earnings after interest expense and before extraordinary or special items; (15) operating income; (16) income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of our company; (17) working capital; (18) management of fixed costs or variable costs; (19) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (20) total shareholder return; (21) debt reduction; and (22) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges,
(ii) an event either not directly related to the operations of our company or not within the reasonable control of our company's management, or (iii) a change in accounting standards required by generally accepted accounting principles.

      In granting performance awards, the Committee may establish unfunded award "pools," the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the 2005 Plan (including, for example, total shareholder return, net income, pretax earnings, EBITDA, earnings per share, and return on investment). During the first 90 days of a performance period, the Committee will determine who will potentially receive performance awards for that performance period, either out of the pool or otherwise.

      After the end of each performance period, the Committee will determine (i) the amount of any pools and the maximum amount of potential performance awards payable to each participant in the pools and (ii) the amount of any other potential performance awards payable to participants in the 2005 Plan. The Committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

OTHER TERMS OF AWARDS

      Awards may be settled in the form of cash, shares of our company common stock, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, shares of our company common stock or other property in trusts or make other arrangements to provide for payment of our company's obligations under the 2005 Plan. The Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our company common stock or other property to be distributed will be withheld (or previously acquired shares of our company common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2005 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 of the Exchange Act.

      Awards under the 2005 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in exchange for other awards under the 2005 Plan awards or under other company plans, or other rights to payment from our company, and may grant awards in addition to and in tandem with such other awards, rights or other awards.

ACCELERATION OF VESTING; CHANGE IN CONTROL

      The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and if so provided in the award agreement, vesting shall occur automatically in the case of a "change in control" of our company, as defined in the 2005 Plan (including the cash settlement of SARs and "limited SARs" which may be exercisable in the event of a change in control). In addition, the Committee may provide in an award agreement that the performance goals relating to any performance based award will be deemed to have been met upon the occurrence of any "change in control." Upon the occurrence of a change in control, if so provided in the award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined "change in control price," which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of our company, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control.

AMENDMENT AND TERMINATION

      Our Board of Directors may amend, alter, suspend, discontinue or terminate the 2005 Plan or the Committee's authority to grant awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our company common stock are then listed or quoted. Thus, shareholder approval may not necessarily be required for every amendment to the 2005 Plan which might increase the cost of the 2005 Plan or alter the eligibility of persons to receive awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our Board of Directors may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our Board of Directors, the 2005 Plan will terminate at such time as no shares of our company common stock remain available for issuance under the 2005 Plan and our company has no further rights or obligations with respect to outstanding awards under the 2005 Plan.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

      The 2005 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

NONQUALIFIED STOCK OPTIONS

      On exercise of a nonqualified stock option granted under the 2005 Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of our company or a Related Entity, that income will be subject to the withholding of Federal income tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

      If an optionee pays for shares of stock on exercise of an option by delivering shares of our company's stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee's tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

      Our company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

INCENTIVE STOCK OPTIONS

      The 2005 Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

      If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

      An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

      For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

      Our company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, our company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or our company timely satisfies its reporting requirements with respect to that amount.

STOCK AWARDS

      Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2005 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

      The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2005 Plan the difference between the sale price and the recipient's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

STOCK APPRECIATION RIGHTS

      Our company may grant SARs separate from any other award, which we refer to as Stand-Alone SARs, or in tandem with options, which we refer to as Tandem SARs, under the 2005 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

      With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

      With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

      In general, there will be no federal income tax deduction allowed to our company upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, our company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

DIVIDEND EQUIVALENTS

      Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. Our company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

SECTION 409A

      Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to "nonqualified deferred compensation plans," including new rules relating to the timing of deferral elections and elections with regard to the form and timing of benefit distributions, prohibitions against the acceleration of the timing of distributions, and the times when distributions may be made, as well as rules that generally prohibit the funding of nonqualified deferred compensation plans in offshore trusts or upon the occurrence of a change in the employer's financial health. These new rules generally apply with respect to deferred compensation that becomes earned and vested on or after January 1, 2005. If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan is or becomes immediately taxable to the extent that it is not subject to a substantial risk of forfeiture and was not previously taxable. The tax imposed as a result of these new rules would be increased by interest at a rate equal to the rate imposed upon tax underpayments plus one percentage point, and an additional tax equal to 20% of the compensation required to be included in income. Some of the awards to be granted under this 2005 Plan may constitute deferred compensation subject to the Section 409A requirements, including, without limitation, discounted stock options, deferred stock and SARs that are not payable in shares of our company stock. It is our company's intention that any award agreement that will govern awards subject to Section 409A will comply with these new rules.

SECTION 162 LIMITATIONS

      The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. Our Company intends that options granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such options, will qualify as such "performance-based compensation," so that such options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of our company to ensure that options under the 2005 Plan will qualify as "performance-based compensation" that is fully deductible by our company under Section 162(m).

IMPORTANCE OF CONSULTING TAX ADVISER

      The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

NEW PLAN BENEFITS

      The following table sets forth the stock options that the individuals and groups referred to below have received as of February 23, 2005 under the Xethanol Corporation 2005 Incentive Compensation Plan:


NAME AND POSITION
-----------------                                                          XETHANOL CORPORATION
                                                                     2005 INCENTIVE COMPENSATION PLAN
                                                                    ---------------------------------
                                                                    DOLLAR VALUE      NUMBER OF UNITS
                                                                    ------------      ---------------
Christopher d'Arnaud-Taylor
     Chairman and Chief Executive Officer.......................            --                   --

Franz A. Skryanz
     Vice President and Secretary...............................            --                   --

Executive Group.................................................            --                   --

Non-Executive Director Group....................................            --                   --

Non-Executive Officer Employee Group............................            --                   --

----------

      As of February 23, 2005, no stock options had been granted under the Xethanol Corporation 2005 Incentive Compensation Plan. We expect to grant options to purchase shares of our common stock in the future to the persons listed in the table above and to other eligible participants. The grant of stock options in the future to these persons is entirely within the discretion of the board of directors or the compensation committee. We cannot determine the nature, amount or the dollar value of stock option awards that may be made in the future.

                                   PROPOSAL #4

          RATIFICATION OF APPOINTMENT OF CERTIFYING PUBLIC ACCOUNTANTS

      As previously reported in our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 8, 2005, on February 2, 2005 we retained Imowitz Koenig & Co., LLP as our new certifying public accountants for the fiscal year ending December 31, 2005, replacing Cordovano and Honeck, P.C. Upon the completion of the reincorporation, Imowitz Koenig & Co., LLP will become the certifying public accountants of Xethanol Corporation for the fiscal year ending December 31, 2005.


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

      Representatives of Imowitz Koenig & Co., LLP and Cordovano and Honeck, P.C. are not expected to be present at the special meeting of shareholders, and therefore will not be available to make a statement or respond to questions.

      The dismissal of Cordovano and Honeck, P.C. and the engagement of Imowitz Koenig & Co., LLP as our independent auditor for the fiscal year ending December 31, 2004 was approved by our board of directors at a meeting held on February 2, 2005.

      The reports of Cordovano and Honeck, P.C. on our financial statements for each of the two fiscal years ended June 30, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for the fiscal year ended June 30, 2004 contained an explanatory paragraph to the effect that a majority of our sales were to a related party and therefore not arms' length transactions.

      In connection with the audits of our financial statements for each of the two fiscal years ended June 30, 2004 and 2003, and through February 2, 2005, there were no disagreements with Cordovano and Honeck, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Cordovano and Honeck, P.C., would have caused Cordovano and Honeck, P.C. to make reference to the matter in its reports.

      During each of the two fiscal years ended June 30, 2004 and 2003, and through February 2, 2005, no information is required to be reported under Item 304(a)(1)(iv)(B) of Regulation S-B.

      We provided Cordovano and Honeck, P.C. with a copy of the Current Report on Form 8-K we filed with the U.S. Securities and Exchange on February 8, 2005, and Cordovano and Honeck, P.C. furnished us with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agreed with the above statements and, if not, stating the respects in which it did not agree with such statements. Cordovano and Honeck, P.C.'s response letter, dated February 8, 2005, is filed as an exhibit to such Current Report on Form 8-K.

AUDIT FEES

      The aggregate fees billed by Cordovano and Honeck, P.C. for the fiscal years ended June 30, 2004 and 2003 for professional services rendered for the audit of Zen Pottery's annual financial statements and for the review of the financial statements included in Zen Pottery's Quarterly Reports on Form 10-QSB for those fiscal years were $14,108.33.

      No tax or other accounting related services were provided by Cordovano and Honeck, P.C. to Zen Pottery during the fiscal years ended June 30, 2004 or 2003. Neither Cordovano and Honeck, P.C. nor Imowitz Koenig & Co., LLP have previously provided audit, tax or other accounting related services to Xethanol BioEnergy, Inc., Zen Pottery's wholly-owned subsidiary. Imowitz Koenig & Co., LLP has no financial interest, either direct or indirect, in Zen Pottery or Xethanol BioEnergy, Inc.

      We intend to establish an Audit Committee of the board of directors, which will consist of independent directors. The Audit Committee's duties would be to recommend to the board of directors the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The Audit Committee would review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The Audit Committee would at all times be composed exclusively of directors who are, in the opinion of the board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.


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

                       BOARD OF DIRECTORS' RECOMMENDATIONS

      Our board of directors has considered each of the proposals set forth in this Information Statement and is recommending that the shareholders adopt each of the proposals.

      MANAGEMENT AND A NUMBER OF FORMER STOCKHOLDERS OF XETHANOL OWN SUFFICIENT VOTING STOCK OF ZEN POTTERY TO ADOPT, RATIFY AND APPROVE ALL OF THE ITEMS TO BE VOTED UPON AT THE SPECIAL MEETING OF THE SHAREHOLDERS. NO FURTHER CONSENTS, VOTES OR PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

      The information contained in this Information Statement constitutes the only notice any shareholder will be provided.

                  INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
                           TO MATTERS TO BE ACTED UPON

      None of our officers, directors or any of their respective affiliates has any interest in any of the proposals to be acted upon at the meeting. None of our directors has indicated to us an intention to oppose any of the proposals to be acted upon at the meeting. Management and a number of former Xethanol stockholders have enough votes to approve the proposals described in this Information Statement and have indicated that they will approve the proposals at the meeting.

                           FORWARD-LOOKING STATEMENTS

      This Information Statement may contain certain "forward-looking" statements as such term is defined by the U.S. Securities and Exchange
Commission in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the Securities and Exchange Commission, or SEC.

                       WHERE YOU CAN FIND MORE INFORMATION

      We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with this act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, NW, Washington, DC 20549 or may be accessed at www.sec.gov.


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

                                 OTHER BUSINESS

      Our management knows of no other matter which may come before the meeting. However, if any additional matters are properly presented at the meeting, the former Xethanol stockholders have enough votes to establish a quorum and will vote in accordance with their judgment on such matters.

                     INCORPORATION OF FINANCIAL INFORMATION

      Our Annual Report on Form 10-KSB for the year ended June 30, 2004, as filed with the SEC on September 28, 2004 (Commission File No. 0-50154), is incorporated in its entirety by reference into this Information Statement. In addition, our Current Report on Form 8-K, as filed with the SEC on February 3, 2005, is incorporated in its entirety by reference into this Information Statement. We will provide, without charge, to each shareholder as of the record date, upon the written or oral request of the shareholder and by first class mail or other equally prompt means within one business day of our receipt of such request, copies of the Annual Report on Form 10-KSB and Current Report on Form 8-K which we have incorporated by reference into this Information Statement, as well as all amendments thereto, including the financial statements and schedules, as filed with the SEC. Shareholders should direct the written request to Zen Pottery Equipment, Inc., c/o Xethanol Corporation, 1185 Avenue of the Americas, 20th Floor, New York, New York 10036, Attention: Franz A. Skryanz, Vice President and Secretary. Oral requests should be directed to Mr. Skryanz at
(646) 723-4000.

      As shareholders representing approximately 55% of our outstanding shares of common stock have agreed to vote for each of the actions described in this Information Statement at the special meeting, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

                                       By Order of the Board of Directors


                                       Christopher d'Arnaud-Taylor
                                       Chairman and Chief Executive Officer

March __, 2005


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

                                INDEX OF EXHIBITS

     Exhibit 1:    Form of Agreement and Plan of Merger.

     Exhibit 2:    Form of Certificate of Incorporation of Xethanol Corporation.

     Exhibit 3:    Form of By-laws of Xethanol Corporation.

     Exhibit 4:    Colorado Statutes concerning Dissenter's Rights.

     Exhibit 5:    Xethanol Corporation 2005 Incentive Compensation Plan.